UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CHURCHILL DOWNS INCORPORATED

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Mediant P.O. BOX 8016, CARY, NC 27512-9903	Churchill Downs Incorporated Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on April 25, 2023 For Stockholders of record as of March 01, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/CHDN
To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to

www.proxydocs.com/CHDN

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 14, 2023.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/CHDN	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Churchill Downs Incorporated

Meeting Type: Annual Meeting of Stockholders
Date: Tuesday, April 25, 2023
Time: 9:00 AM, Eastern Time
Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/CHDN for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/CHDN

SEE REVERSE FOR FULL AGENDA

Churchill Downs Incorporated

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

THE BOARD RECOMMENDS EVERY ONE YEAR AS THE FREQUENCY OF THE ADVISORY VOTE TO APPROVE THE EXECUTIVE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS ON PROPOSAL 4.

PROPOSAL

1.	Election of Class III Directors

1.01 Robert L. Fealy

1.02 Douglas C. Grissom

1.03 Daniel P. Harrington

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2023.

3.	To conduct an advisory vote to approve executive compensation.

4.	To conduct an advisory vote on the frequency of holding future advisory votes on executive compensation.